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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 18, 2008

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                                               20-4748589
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(State or Other Jurisdiction of                                (IRS Employer
         Incorporation)                                     Identification No.)

                                    000-52180
                                -----------------
                                   (Commission
                                  File Number)

          804 ESTATES DRIVE
              SUITE 100
          APTOS, CALIFORNIA                                        95003
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(Address of Principal Executive Offices)                        (Zip Code)

               Registrant's telephone number, including area code:
                                 (866) 851-7787


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 18, 2008, Smoky Market Foods, Inc. (the "Company") engaged Moore & Associates, Chartered ("Moore & Associates") as the Company's independent public accountants for the fiscal year ended December 31, 2008. Moore & Associates previously acted as the Company's independent public accountants and, in that capacity, conducted an audit of it financial statements, statements of operations, stockholders' equity and cash flows for the period ended April 30, 2006. Subsequent to that time, no consultations occurred between the Company and Moore & Associates during the two prior fiscal years, or in any interim period preceding the appointment of Moore & Associates, regarding the application of accounting principles, the type of audit opinion that might be rendered, any matter that was the subject of a disagreement or a reportable event, or any other accounting, auditing or financial reporting issue.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated:  December 22, 2008            By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer